EXHIBIT 99.1

DHI Group, Inc. Announces Distribution of Common Stock by Investors

New York, New York, May 11, 2016 - DHI Group, Inc. (NYSE: DHX) (“DHI” or the “Company”), a leading provider of data, insights and connections through our specialized services for professional communities, today announced that it was advised by Quadrangle Group LLC (“Quadrangle”), one of the original investors in DHI since 2005, that Quadrangle entities have distributed a final 2.5 million shares of DHI common stock to their limited and general partners effective May 11, 2016.  After this distribution, Quadrangle will have fully distributed its shares in DHI and will not hold any more shares in the Company.   The shares distributed to all of the partners will be immediately eligible to be freely traded.
The number of shares of DHI common stock outstanding was approximately 51.9 million as of April 22, 2016 and was not affected by Quadrangle’s distribution.  The Company will not receive any proceeds by virtue of the distribution.
Investor Contact

Courtney Chamberlain
Investor Relations/Public Relations Associate
DHI Group, Inc.
212-448-4181
ir@dhigroupinc.com

Media Contact

Rachel Ceccarelli
Director, Corporate Communications
DHI Group, Inc.
212-448-8288
media@dhigroupinc.com

About DHI Group, Inc.
DHI Group, Inc. (NYSE: DHX) is a leading provider of data, insights and connections through our specialized services for professional communities including technology and security clearance, financial services, energy, healthcare and hospitality. Our mission is to empower professionals and organizations to compete and win through expert insights and relevant employment connections. Employers and recruiters use our websites and services to source and hire the most qualified professionals in select and highly-skilled occupations, while professionals use our websites and services to find the best employment opportunities in and the most timely news and information about their respective areas of expertise. For more than 25 years, we have built our company on providing employers and recruiters with efficient access to high-quality, unique professional communities, and offering the professionals in those communities access to highly-relevant career opportunities, news, tools and information. Today, we serve multiple markets located throughout North America, Europe, the Middle East and the Asia Pacific region.
Forward-Looking Statement
This press release and oral statements made from time to time by our representatives contain forward-looking statements. You should not place undue reliance on those statements because they are subject to numerous uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Forward-looking statements include information without limitation concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as "may," "will," "should," "believe," "expect," "anticipate," "intend," "plan," "estimate" or similar expressions.  These statements are based on assumptions that we have made in light of our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements.  These factors include, but are not limited to, competition from existing and future competitors in the highly competitive market in which we operate, failure to adapt our business model to keep pace with rapid changes in the recruiting and career services business, failure to maintain and develop our reputation and brand recognition, failure to increase or maintain the number of customers who purchase recruitment packages, cyclicality or downturns in the economy or industries we serve, failure to attract qualified professionals to our websites or grow the number of qualified professionals who use our websites, failure to successfully identify or integrate acquisitions, U.S. and foreign government regulation of the Internet and taxation, our ability to borrow funds under our revolving credit facility or refinance our indebtedness and restrictions on our current and future operations under such indebtedness.  These factors and others are discussed in more detail in the Company's filings with the Securities and Exchange Commission, all of which are available on the Investors page of our website at www.dhigroupinc.com, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, under the headings "Risk Factors," "Forward-Looking Statements" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

You should keep in mind that any forward-looking statement made by the Company or its representatives herein, or elsewhere, speaks only as of the date on which it is made. New risks and uncertainties come up from time to time, and it is impossible to predict these events or how they may affect us. We have no obligation to update any forward-looking statements after the date hereof, except as required by applicable law.